  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

WILSON BANK HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Tennessee	000-20402	62-1497076
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

623 West Main Street
Lebanon, Tennessee		37087
(Address of principal executive offices)		(Zip Code)
(615) 444-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 25, 2023, Wilson Bank Holding Company (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Shareholders Meeting”) for which the Company’s Board of Directors solicited proxies, at 6:00 p.m. (CDT). At the Shareholders Meeting, the shareholders voted on the proposals as described in detail in the Company’s definitive proxy statement for the Shareholders Meeting which was filed with the Securities and Exchange Commission on March 24, 2023 (the “Proxy Statement”). The proposals voted on and approved by the shareholders at the Shareholders Meeting were as follows:

(1)    The election of three (3) Class I directors named in the Proxy Statement to serve as members of the Company’s Board of Directors for a term of three (3) years until the Annual Meeting of Shareholders in 2026 and until their successors are duly elected and qualified. Each such director was elected by the following tabulation:

	For	Against	Withhold Authority	Broker Non-Votes
Class I Directors
J. Randall Clemons	6,033,660	—	57,149	—
William P. Jordan	6,025,116	—	65,693	—
James Anthony Patton	6,046,498	—	44,311	—

In addition to the foregoing, the remaining directors not up for re-election at the Shareholders Meeting continue to serve on the Company’s Board of Directors.

(2)    The ratification of the appointment of Maggart & Associates, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
6,021,701	13,154	55,954	—

(3)   The non-binding advisory vote on the Company's named executive officer compensation programs and practices, which were described in more detail in the Proxy Statement, was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
5,897,276	59,376	134,157	—

(4)   The non-binding advisory vote on the frequency with which the Company should hold future non-binding, advisory votes on the compensation of the Company's named executive officers received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
2,284,033	627,844	2,715,696	463,236	—

In light of selection by the shareholders at the Shareholders Meeting of the option to hold future non-binding, advisory votes on the compensation of the Company's named executive officers every three years, the Company's Board of Directors determined on April 25, 2023 to hold non-binding, advisory votes on the compensation of the Company's named executive officers every three years, until the next required non-binding, advisory vote on the frequency of future non-binding, advisory votes on the compensation of the Company's named executive officers.  The Company is required to hold a non-binding, advisory vote on the frequency of future non-binding, advisory votes on the compensation of the Company's named executive officers no less frequently than every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY

By: /s/ John C. McDearman III
John C. McDearman III
President and Chief Executive Officer

Date: April 28, 2023